                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant /_/

Filed by a Party other than the Registrant /X/

Check the appropriate box:

     /_/  Preliminary Proxy Statement

     /_/  Confidential,  for Use of the  Commission  Only (as  permitted by Rule
          14a-6(e)(2))

     /_/  Definitive Proxy Statement

     /X/  Definitive Additional Materials

     /X/  Soliciting Material Under Rule 14a-12

                             THE TOPPS COMPANY, INC.
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                (Name of Registrant as Specified in Its Charter)

                             CRESCENDO ADVISORS LLC
                      CRESCENDO PARTNERS II L.P., SERIES Y
                          CRESCENDO INVESTMENTS II, LLC
                                ERIC S. ROSENFELD
                                  ARNAUD AJDLER
                                 TIMOTHY E. BROG
                                  JOHN J. JONES
                                  MICHAEL APPEL
                                 JEFFREY D. DUNN
                               CHARLES C. HUGGINS
                                THOMAS E. HYLAND
                                THOMAS B. MCGRATH
                                 MICHAEL R. ROWE
                         THE COMMITTEE TO ENHANCE TOPPS
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/  No fee required.

     /_/  Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     /_/  Fee paid previously with preliminary materials:

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     /_/  Check box if any part of the fee is offset as provided by Exchange Act
Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration  statement  number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed

      Crescendo  Advisors LLC  ("Crescendo  Advisors"),  together with the other participants  named herein,  is filing materials  contained in this Schedule 14A with the  Securities  and Exchange  Commission  ("SEC") in  connection  with the solicitation  of  proxies  for the  election  of a full  slate  of  nominees  as directors at the 2007 annual meeting of stockholders  (the "Annual  Meeting") of
The Topps Company, Inc. ("Topps").  Crescendo Advisors has not yet filed a proxy statement with the SEC with regard to the Annual Meeting.

     Crescendo  Partners  II,  L.P.,  Series  Y has  filed  a  definitive  proxy statement with the SEC in connection with the  solicitation of proxies against a proposed merger between Topps and a buyout group that includes  Madison Deerborn
Partners, LLC and an investment firm controlled by Michael Eisner, which will be voted on at a special meeting of the Company's stockholders.

        Item 1: On May 30, 2007,  Crescendo  Advisors issued the following press release:

FOR IMMEDIATE RELEASE

      CRESCENDO ADVISORS DELIVERS NOTICE TO THE TOPPS COMPANY, INC. OF ITS
   INTENTION TO NOMINATE A SLATE OF DIRECTORS FOR ELECTION TO TOPPS' BOARD AT
                   TOPPS' 2007 ANNUAL MEETING OF STOCKHOLDERS

NEW YORK,  NY - MAY 30, 2007 - Crescendo  Advisors LLC  announced  today that it sent a letter  dated May 29,  2007 to The  Topps  Company,  Inc.  (Nasdaq:TOPP),
serving  notice of its  intention to nominate a full slate of director  nominees for election to the Topps Board at Topps' 2007 annual  meeting of  stockholders.
Crescendo  Advisors  submitted  the  nomination  letter at this time in order to comply with Topps' advance notice bylaw requirements. According to Topps' merger proxy  statement,  the  deadline  for  stockholders  to submit  nominations  for directors in connection  with Topps' 2007 annual meeting of  stockholders is May
29, 2007.

"If the  ill-advised  merger with Michael Eisner is rejected by  stockholders at the special  meeting  scheduled  for June 28, 2007, we will then seek to replace the entire Topps Board with our slate of nominees,"  stated Eric Rosenfeld,  the managing  member of  Crescendo  Advisors.  "The broad  expertise of our director nominees  positions our slate well to fix the Company's  operations  and capital structure and to also  undertake  for the benefit of the Company's  stockholders many of the same  value-enhancing  activities  that would likely be taken by the private equity buyers."

"We  have  assembled  a  slate  of  highly  qualified   director   nominees  who
collectively  have vast  expertise in several  areas,  including  entertainment, confectionary,  strategic  turnarounds,  marketing,  brand management and sports management,  and who, if elected,  are committed to taking all actions necessary to improve the Company's business operations and to maximize stockholder value,"
stated Arnaud Ajdler, a managing director of Crescendo Partners.

Crescendo Advisors' slate of director nominees includes:

            MICHAEL  R. ROWE  (AGE 57) has been  President  and CEO of  Positive
Impact,  a sports and  entertainment  management  consulting firm, since 1998. A franchise member of the National Basketball Association, Mr. Rowe was President,
Chief  Operating  Officer  and part  owner of the New Jersey  Nets  professional basketball  franchise from 1995 to 2000, where he was in charge of both business and basketball  operations.  Mr. Rowe served as a director of Lakeview Financial
Corp., a New Jersey-based savings and loan holding company,  from 1987 until its sale to Dime  Bancorp,  Inc. in 1999.  Mr. Rowe  received his BA from Seton Hall
University  in 1971  and a Master  of Arts,  Public  Administration  from  Rider
University in 1978.

            THOMAS B.  MCGRATH  (AGE 52) has been  Senior  Managing  Director of
Crossroads  Media,   Inc.,  a  specialized   financial  advisory  firm  for  the
entertainment and media business since 2005. From 1994 to 2005, he was Executive
Vice President of Viacom Entertainment  Group,  comprised of Paramount Pictures,
Paramount  Television  (including Viacom Productions and Spelling  Productions),
Viacom's  motion  picture   theater   operations  and  Simon  and  Shuster  book
publishers.  Mr.  McGrath was formerly  President  of Time Warner  International
Broadcasting  and  Senior  Vice  President,  New  Business  Development  at Time
Warner's Home Box Office unit.  Before that, Mr. McGrath served as President and
Chief  Operating  Officer of Norman Lear's Act III  Communications.  Mr. McGrath
began his career in entertainment at Columbia Pictures  Industries,  Inc., where he led the formation of TriStar  Pictures,  a partnership  of Columbia,  HBO and
CBS. Mr.  McGrath  received his AB from Harvard  University  in 1976 and his MBA from the Harvard Business School in 1980.

            CHARLES C. HUGGINS (AGE 49) has been President and Owner of Sterling
Confections  LLC,  and has been  President  of C.  Huggins & Assoc.  since 2005, owning  and  providing  consulting  and  turnaround  services  to  confectionary companies.  From 2002 through January 2005, Mr. Huggins was President and CEO of
Joseph  Schmidt  Confections.  Prior to that, Mr. Huggins spent over 20 years at
See's Candies,  Inc., starting as Wholesale  Fulfillment Manager and Real Estate
Manager,  moving to  Director  of Store  Construction,  and  finally  as General
Manager  and  Director  of   Purchasing.   He  received  his  B.S.  in  Business
Administration from Menlo College, his JD from the John F. Kennedy School of Law and his Graduate Certificate in Business from Stanford University.

            JEFFREY D. DUNN (AGE 52) was Chief Operating  Officer of Nickelodeon
Networks and President of Nickelodeon Enterprises from July 1994 through October
2006,  where  he  oversaw  all of  Nickelodeon's  non-TV  businesses,  including licensing and merchandising,  movie, online, publishing, live theatrical,  hotel and theme park operations.  Mr. Dunn graduated from Harvard College and received his MBA from the Harvard Business School.

            MICHAEL C. APPEL (AGE 57) is Managing  Director of Quest  Turnaround
Advisors,  a firm that provides  turnaround  and crisis  management  services to
Boards  of  Directors,  management,  creditors  and  shareholders  of  companies experiencing financial and operational difficulties, and has been with that firm since 1991. Mr. Appel  graduated from Brandeis  University  (Phi Beta Kappa) and from the Harvard Business School (MBA with Distinction). He serves on the boards of LMR Holdings Inc, and Mattress Discounters.

            THOMAS E. HYLAND (AGE 62) retired from  PricewaterhouseCoopers,  LLP
("PWC") in 2005 as Senior  Partner.  Mr. Hyland had over 30 years  experience at
PWC and at Coopers & Lybrand,  where he had been Chairman of the Entertainment &
Media Group,  which provided a broad range of audit and  consulting  services to multinational  clients in the  Entertainment  & Media  industry,  among them Dow
Jones & Company,  CBS,  Universal  Music,  Major  League  Baseball  Productions,
Columbia Pictures Television, and Comedy Central. Since his retirement from PWC,
Mr. Hyland has been a Director of Boardwalk Pipeline Partners MLP ("Boardwalk"),
a master  limited  partnership  engaged  in the  interstate  transportation  and storage of natural gas,  serving as Chair of Boardwalk's  Audit  Committee.  Mr.
Hyland  also  serves on the  AICPA/PCAOB/SEC  Task Force for  Simplification  of
Sarbanes-Oxley.

            ERIC S.  ROSENFELD  (AGE  49)  has  been  the  president  and  chief executive officer of Crescendo Partners L.P., a New York-based  investment firm, since its formation in November  1998.  He has also been the managing  member of
Crescendo  Advisors.  Mr. Rosenfeld is currently Chairman of CPI Aerostructures,
Computer  Horizons  and  Rhapsody  Acquisition  Corp.,  and a  director  of Hill
International  and Emergis Inc. Mr.  Rosenfeld  was formerly the Chairman of the board  of  Spar  Aerospace  and a  director  of  AD  OPT  Technologies,  Pivotal
Corporation,  Geac Computer Corp., and Sierra Systems Group.  From its inception in April 2004 until June 2006,  Mr.  Rosenfeld  was the  chairman  of the board, chief executive officer and president of Arpeggio  Acquisition  Corporation,  an
OTC Bulletin Board-listed blank check company formed to effect a merger, capital stock exchange,  asset acquisition or other similar business combination with an operating  business.  Arpeggio  Acquisition  Corporation  completed its business combination with Hill  International,  Inc. in June 2006 and since such time Mr.
Rosenfeld  has served as a director of the surviving  company.  Prior to forming
Crescendo Partners, Mr. Rosenfeld had been managing director at CIBC Oppenheimer and its predecessor  company  Oppenheimer & Co., Inc. since 1985. Mr.  Rosenfeld received an A.B.  in  economics  from Brown  University  and an M.B.A.  from the
Harvard Business School.

            ARNAUD AJDLER (AGE 31) is currently a director of Topps.  Mr. Ajdler has been a Managing  Director of Crescendo  Partners since December 2005.  Since its  inception  in June  2006,  Mr.  Ajdler  has  served as a  director  and the
Secretary of Rhapsody Rhapsody Acquisition Corp. He has also served as the Chief
Financial  Officer,  a member of the Board of  Directors  and the  Secretary  of
Arpeggio  Acquisition  Corporation  since  June  2004.  Arpeggio  completed  its business  combination with Hill International,  Inc. in June 2006 and since such time Mr. Ajdler has served as a director of the surviving company. Since October
2005,  Mr.  Ajdler has also been  assistant  to the  Chairman of the Board and a
Board observer to Computer  Horizons Corp., a NASDAQ listed company.  Mr. Ajdler received a B.S. in engineering from the Free University of Brussels, Belgium, an
S.M. in Aeronautics from the Massachusetts  Institute of Technology and an M.B.A from the Harvard Business School.

            TIMOTHY E. BROG (AGE 42) is currently a director of Topps.  Mr. Brog has been the  President of Pembridge  Capital  Management  LLC and the Portfolio
Manager of  Pembridge  Value  Opportunity  Fund since 2004.  Mr. Brog has been a
Managing  Director of The Edward Andrews Group Inc., a boutique  investment bank since 1996. From 1989 to 1995, Mr. Brog was a corporate  finance and mergers and acquisition associate of the law firm Skadden,  Arps, Slate, Meagher & Flom LLP.
Mr. Brog received a Juris  Doctorate  from Fordham  University  School of Law in
1989 and a BA from Tufts University in 1986.

            JOHN J. JONES (AGE 40) is  currently a director of Topps.  Mr. Jones has been a senior  executive and general counsel for several high profile public companies for over a decade, and is presently engaged in the private practice of law in New York.  Mr. Jones is  co-founder,  a member of the Board of Directors, and general counsel of Imaging Advantage LLC, a startup  teleradiology  company.
During  2006,  Mr.  Jones  was also a senior  advisor  and  lobbyist  for  Trump
Entertainment Resorts. Mr. Jones was Senior Vice President,  General Counsel and
Corporate  Secretary for Argosy Gaming  Company from January 2004 to the sale of

Argosy in October  2005.  Mr. Jones started his legal career as an attorney with the law firm Skadden,  Arps, Meagher & Flom in New York City. Mr. Jones received his  undergraduate  degree from Cornell  University in 1988 and received a Juris
Doctorate from Boston University School of Law in 1991.
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                 CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

The  Committee  to Enhance  Topps  (the  "Committee"),  together  with the other participants  named below, has made a definitive  filing with the Securities and
Exchange  Commission ("SEC") of a proxy statement and an accompanying proxy card to be used to  solicit  votes in  connection  with the  solicitation  of proxies against a proposed merger between The Topps Company,  Inc. (the "Company") and a buyout group that includes  Madison  Dearborn  Partners,  LLC, and an investment firm  controlled by Michael  Eisner,  which will be voted on at a meeting of the
Company's stockholders (the "Merger Proxy Solicitation").

Crescendo Advisors ("Crescendo Advisors"),  together with the other participants named  below,  intends to make a  preliminary  filing  with the  Securities  and
Exchange  Commission ("SEC") of a proxy statement and an accompanying proxy card to be used to solicit  votes for the election of its nominees at the 2007 annual meeting of stockholders of Topps (the "Annual Meeting Proxy Solicitation").

THE COMMITTEE AND CRESCENDO  ADVISORS ADVISE ALL  STOCKHOLDERS OF THE COMPANY TO
READ THE PROXY  STATEMENT AND OTHER PROXY  MATERIALS IN CONNECTION  WITH EACH OF
THE MERGER PROXY  SOLICITATION AND THE ANNUAL MEETING PROXY SOLICITATION AS THEY
BECOME AVAILABLE  BECAUSE THEY WILL CONTAIN  IMPORTANT  INFORMATION.  SUCH PROXY
MATERIALS   WILL  BE   AVAILABLE   AT  NO  CHARGE  ON  THE  SEC'S  WEB  SITE  AT
HTTP://WWW.SEC.GOV.  IN ADDITION,  THE  PARTICIPANTS IN THE PROXY  SOLICITATIONS
WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS
FOR COPIES SHOULD BE DIRECTED TO THE  PARTICIPANTS'  PROXY SOLICITOR,  DF KING &
CO., INC. AT ITS TOLL-FREE NUMBER: (800) 628-8532.

The participants in the Merger Proxy  Solicitation are Crescendo Advisors LLC, a
Delaware limited liability company  ("Crescendo  Advisors"),  Crescendo Partners
II,  L.P.,  Series Y, a Delaware  limited  partnership  ("Crescendo  Partners"),
Crescendo  Investments II, LLC, a Delaware limited liability company ("Crescendo
Investments"),  Eric Rosenfeld, Arnaud Ajdler and The Committee to Enhance Topps
(the "Merger Proxy Solicitation Participants").

The  participants  in the Annual Meeting Proxy  Solicitation  include the Merger
Proxy Solicitation  Participants,  together with Timothy E. Brog, John J. Jones,
Michael Appel, Jeffrey D. Dunn, Charles C. Huggins,  Thomas E. Hyland, Thomas B.
McGrath  and  Michael  R.  Rowe  (the   "Annual   Meeting   Proxy   Solicitation
Participants").  Together,  the Merger Proxy  Solicitation  Participants and the
Annual  Meeting Proxy  Solicitation  Participants  are referred to herein as the
"Participants."

Crescendo Advisors  beneficially owns 100 shares of common stock of the Company.
Crescendo  Partners  beneficially  owns 2,547,700  shares of common stock of the
Company. As the general partner of Crescendo Partners, Crescendo Investments may be deemed to beneficially own the 2,547,700  shares of the Company  beneficially owned by Crescendo  Partners.  Eric Rosenfeld may be deemed to beneficially  own
2,547,900 shares of the Company, consisting of 100 shares held by Eric Rosenfeld and Lisa  Rosenfeld  JTWROS,  2,547,700  shares Mr.  Rosenfeld  may be deemed to beneficially  own by virtue of his  position  as  managing  member of  Crescendo
Investments and 100 shares Mr.  Rosenfeld may be deemed to  beneficially  own by virtue of his position as managing  member of  Crescendo  Advisors.  Mr.  Ajdler beneficially owns 2,301 shares of the Company.

Timothy E. Brog beneficially owns 437,567 shares of common stock of the Company,
John J. Jones  owns 2,301  shares of common  stock of the  Company,  and none of
Michael Appel, Jeffrey D. Dunn, Charles C. Huggins,  Thomas E. Hyland, Thomas B.
McGrath and Michael R. Rowe  beneficially  own any shares of common stock of the
Company.

FOR ADDITIONAL INFORMATION PLEASE CONTACT:
D.F. King & Co., Inc.
(800) 628-8532
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